Filed pursuant to Rule 497(a)(1)

File No. 333-162592

Rule 482ad

Gladstone Capital Corporation Prices Preferred Stock Offering

MCLEAN, VA, October 28, 2011 – Gladstone Capital Corporation (Nasdaq: GLAD) (the “Company”) today announced that it has entered into an agreement to sell 1,400,000 shares of its newly designated 7.125% Series 2016 Term Preferred Stock (the “Preferred Stock”) at a public offering price of $25.00 per share, raising $35.0 million in gross proceeds and approximately $33.1 million in net proceeds after payment of underwriting discounts and commissions and estimated expenses of the offering payable by the Company. The Company has also granted the underwriters a 30-day option to purchase 210,000 additional shares of Preferred Stock on the same terms and conditions to cover over-allotments, if any. The closing of the transaction is subject to customary closing conditions and the shares are expected to be delivered on November 4, 2011. Janney Montgomery Scott LLC is serving as the sole bookrunner and lead manager for the offering. BB&T Capital Markets, a Division of Scott & Stringfellow, LLC, J.J.B. Hilliard, W.L. Lyons, LLC, Wunderlich Securities, Inc., Ladenburg Thalmann & Co. Inc. and Boenning & Scattergood, Inc. are serving as co-managers.

The Company intends to use the net proceeds from this offering to repay its existing indebtedness, including a portion of the outstanding balance of its line of credit.

Investors are advised to carefully consider the investment objectives, risks and charges and expenses of the Company before investing. A prospectus supplement dated October 28, 2011, which will be filed with the Securities and Exchange Commission, and the accompanying prospectus dated July 15, 2011, which has been filed with the Securities and Exchange Commission, contain this and other information about the Company and should be read carefully before investing.

To obtain a copy of the prospectus and the final prospectus supplement for the offering, please contact: Janney Montgomery Scott LLC, 60 State Street, Boston, MA 02109, Attention: Equity Syndicate Department or prospectus@janney.com.

This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any state or other jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or other jurisdiction.

Gladstone Capital Corporation is a publicly traded business development company that invests in debt securities consisting primarily of senior term loans, second term lien loans, and senior subordinated term loans in small and medium-sized businesses. Information on the business activities of the Gladstone family of funds can be found at www.gladstonecompanies.com.

SOURCE Gladstone Capital Corporation

For further information contact Investor Relations at 703-287-5893.